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The Equitable Life Assurance Society
of the United States

Variable Life Insurance Policies

  Paramount Life
  IL Protector(R)
  IL COLI
  Incentive Life Plus(R)
  Survivorship 2000
  Incentive Life 2000
  Champion 2000
  Incentive Life
  Survivorship Incentive Life
  Incentive Life '02
  Survivorship Incentive Life '02

PROSPECTUS SUPPLEMENT DATED MARCH 1, 2003
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any supplements to that prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION.

Your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option during the period beginning 30 days before and ending 60 days after a policy anniversary ("the GIO Transfer Period"). See "Transferring your money among our investment options - Transfers you can make" (or other applicable section regarding transfers) in your prospectus. From March 1, 2003 through June 30, 2003, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through June 30, 2003), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

Your written transfer request must be received in our Administrative Office by June 30, 2003, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit. Additionally, depending on your policy, there may be a charge for making this transfer. Your prospectus will specify if your policy imposes a charge for this transfer.


   Copyright 2003 The Equitable Life Assurance Society of the United States. All rights reserved. IL Protector(R) and Incentive Life Plus(R) are registered service marks of
           The Equitable Life Assurance Society of the United States.


EVM 340 (2/03)                                                          x00535
132014 (2/03)